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              IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
          COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                         CONTINUING HARDSHIP EXEMPTION.


                                   EXHIBIT 99

                             COLLATERAL TERM SHEETS

                                       for

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

          Commercial Mortgage Pass-Through Certificates, Series 1998-C2